                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]
                                          [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
    12


                                 MATTEL, INC.
  ----------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1)  Title of each class of securities to which transaction applies:

  ----------------------------------------------------------------------------

  (2)  Aggregate number of securities to which transaction applies:

  ----------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  ----------------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:

  ----------------------------------------------------------------------------

  (5)  Total fee paid:

  ----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  ----------------------------------------------------------------------------

  (2)  Form, Schedule or Registration Statement No.:

  ----------------------------------------------------------------------------

  (3)  Filing Party:

  ----------------------------------------------------------------------------

  (4)  Date Filed:

  ----------------------------------------------------------------------------

Notes:

                                  MATTEL, INC.
                           333 Continental Boulevard
                       El Segundo, California 90245-5012

                               ----------------

                         SUPPLEMENT TO PROXY STATEMENT
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 7, 2000

                               ----------------

  The following information supplements and amends the Notice of Annual Meeting and the accompanying Proxy Statement (the "Proxy Statement"), each dated April 28, 2000, furnished in connection with the solicitation of proxies by the Board of Directors of Mattel, Inc., a Delaware corporation ("Mattel"), for use at its 2000 Annual Meeting of Stockholders, to be held on June 7, 2000, at 10:00 a.m. (Los Angeles time), in the Manhattan Ballroom of the Manhattan Beach Marriott, 1400 Parkview Avenue, Manhattan Beach, California, and at any adjournment or postponement of such meeting.

  The information contained in this Supplement should be read in conjunction with the Proxy Statement. There is no change in the time or place of the annual meeting or the record date to determine stockholders entitled to notice of and to vote at the annual meeting.

Election of Chairman and Chief Executive Officer; Additional Nominee for Election as Director

  Effective May 16, 2000, the Board of Directors of Mattel unanimously elected Robert A. Eckert Chairman of the Board of Directors and Chief Executive Officer of Mattel. Pursuant to the provisions of Mattel's by-laws, the Board of Directors expanded the size of the board to ten directors and appointed Mr. Eckert as a director to serve until the annual meeting on June 7, 2000. The Board of Directors also nominated Mr. Eckert for election as a director at the annual meeting, to serve until the next annual meeting of stockholders in 2001 and until a successor has been duly elected and qualified. With the election of Mr. Eckert, William D. Rollnick stepped down as Chairman of the Board and Ronald M. Loeb stepped down as acting Chief Executive Officer, however, both remain directors and nominees for re-election to the Board of Directors.

  Mr. Eckert, age 45, was formerly president and chief executive officer of Kraft Foods, Inc., the largest packaged food company in North America and a subsidiary of Philip Morris Companies Inc. Prior to October 1997, Mr. Eckert was group vice president, Kraft Foods, Inc., a position in which he was responsible for operations, sales, customer service, technology, marketing services, foodservice and the Oscar Mayer product line.

Voting Requirements, Cumulative Voting and Advance Notice By-law

  As a result of the expansion of the Board of Directors to ten directors, holders of common stock and the Special Voting Preferred Stock of Mattel, voting together as a class, are entitled to elect ten directors, with the ten nominees who receive the highest number of affirmative votes being elected. Votes against a nominee and votes withheld have no legal effect. In electing directors, stockholders have the right to cumulate their votes and give one nominee the number of votes equal to the number of directors to be elected
(ten) multiplied by the number of votes per share of stock held in their name on the record date for the annual meeting or to distribute such votes among as many nominees as they see fit. Stockholders may cumulate their votes by writing the name or names of the nominee or nominees with respect to whom they are withholding their votes in the space provided on the proxy card. The shares voted will then be cumulated in the manner described above and voted for the remaining nominee or spread equally, adjusted to whole votes, among the remaining nominees. Stockholders wishing to cumulate their votes disproportionately among nominees may do so by casting a ballot at the annual meeting.

  Pursuant to Mattel's by-laws, nominations of candidates for election to the Board of Directors may be made at the annual meeting or any adjournment thereof only (1) by or at the direction of the Board of Directors or (2) by any stockholder of Mattel entitled to vote for the election of directors at the annual meeting who complies with the advance notice provisions set forth in the by-laws. No stockholder has satisfied the advance notice provisions set forth in the by-laws regarding nominations of persons for election to the Board of Directors at the annual meeting on June 7, 2000. Additionally, the time period within which stockholders may nominate candidates for the annual meeting has expired.

Effect of New Proxy Cards

  A new proxy card listing the nominees for election to the Board of Directors (including Mr. Eckert) and the other matters being submitted for a vote is enclosed with this Supplement. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the Proxy Statement.

  Your new proxy card will automatically supersede your prior proxy card if you return it so that it is received either by Mattel's stock transfer agent prior to the annual meeting or by Mattel's Secretary at the annual meeting. If you have mailed the prior proxy card and do not return the new proxy card, your prior proxy card will be voted as indicated thereon regarding the election of the nine other nominees and five other proposals expected to come before the annual meeting, but it will have no effect on the election of Mr. Eckert.

  If you have any questions about this Supplement or how to complete and return your new proxy card, you should call Mattel's proxy solicitor, D.F. King & Co., Inc. at (800) 431-9645.

Effect of New Voting Direction Cards for Holders of Exchangeable Shares

  A new voting direction card listing the nominees for election to the Board of Directors (including Mr. Eckert) and the other matters being submitted for a vote is enclosed with copies of this Supplement being delivered to holders of Exchangeable Shares of Mattel's Canadian subsidiary, Softkey Software Products Inc. Whether or not you expect to attend the annual meeting, if you hold Exchangeable Shares, please complete, date, sign and return the enclosed voting direction to CIBC Mellon Trust Company, as soon as possible in the enclosed postage-prepaid envelope or by fax to (416) 368-2502. If you later desire to revoke your voting direction for any reason, you may do so in the manner described in the Proxy Statement and enclosed Information Statement.

   Your new voting direction card will automatically supersede your prior voting direction card if you return it so that it is received by CIBC Mellon Trust Company prior to 5:00 p.m. (Toronto time) on Monday, June 5, 2000. If you have mailed or faxed the prior voting direction card and do not return the new voting direction card, your prior voting direction will be voted as indicated thereon regarding the election of the nine other nominees and five other proposals expected to come before the annual meeting, but it will have no effect on the election of Mr. Eckert.

  If you have any questions about this Supplement or how to complete and return your new voting direction card, you should call CIBC Mellon Trust Company at
(800) 387-0825.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ROBERT A. ECKERT AS A DIRECTOR OF MATTEL.

Letter Agreement Regarding the Terms of Mr. Eckert's Employment with Mattel

  Mattel entered into a letter agreement with Mr. Eckert on May 16, 2000, which contains the principal terms of Mr. Eckert's employment with Mattel. The letter agreement contemplates that the terms contained therein will be formalized in a more detailed employment agreement, however, the parties have not yet entered into such an agreement. The terms of the letter agreement summarized below may be clarified or modified in the employment agreement.

  The letter agreement provides that Mr. Eckert will serve as Chairman of the Board of Directors and Chief Executive Officer of Mattel and that he will be appointed a director of Mattel. The initial term of Mr. Eckert's employment runs until June 30, 2003. However, each day after June 30, 2000, the term of Mr. Eckert's employment will be automatically extended by one day, so that the remaining term will always be three years, unless Mr. Eckert or Mattel gives notice to the other that the agreement will not be extended. The letter agreement provides that Mr. Eckert will receive an annual base salary of $1.25 million in 2000, which is subject to increase at the discretion of the Board of Directors in subsequent years.

  The letter agreement provides that Mr. Eckert will participate in and be eligible for bonuses under the Mattel Management Incentive Plan (the "MIP"). Mr. Eckert's annual target bonus under the MIP will equal 100% of his base salary and his maximum bonus will equal 200% of his base salary. Unless Mr. Eckert's employment is terminated for cause prior to the time MIP bonuses are paid with respect to performance during 2000, Mr. Eckert is guaranteed a minimum 2000 MIP bonus equal to 100% of his annual base salary, without proration. The letter agreement provides that Mr. Eckert will also participate and be eligible for bonuses under the Mattel Long-Term Incentive Plan (the "LTIP"). The threshold bonus amount payable to Mr. Eckert under the LTIP is $2.0 million, the target bonus amount is $4.0 million, and the maximum bonus amount is $8.0 million, however, such bonuses will be prorated to reflect that Mr. Eckert was not employed during the entire LTIP cycle. Mr. Eckert's participation in any subsequent LTIP performance cycles will be consistent with competitive pay practices generally and with the level of participation by other senior executives of Mattel. Mr. Eckert is eligible for additional bonuses at the discretion of the Board of Directors.

  The letter agreement provides that Mr. Eckert will participate, on terms not less favorable than the terms offered to other senior executives of Mattel, in any group or executive life, hospitalization or disability insurance plan, health program, pension, profit sharing, employee stock option, 401(k) and similar benefit plans or other fringe benefits, including an automobile allowance and club memberships and dues, offered by Mattel from time to time. In addition to any group or executive life insurance benefits, Mattel must maintain life insurance which will pay Mr. Eckert's beneficiaries a death benefit equal to three times his annual base salary. The letter agreement also provides that Mattel will pay all costs of relocation of Mr. Eckert and his family to California, including temporary living expenses for up to one year and the opportunity to sell his current residence at appraised value through a relocation firm. Mr. Eckert will also be given an additional payment to fully reimburse him for all federal, state and local income taxes and employment taxes with respect to relocation payments from Mattel and with respect to such taxes.

  Upon termination of Mr. Eckert's employment, he will be entitled to receive a supplemental pension benefit under the Mattel, Inc. Amended and Restated Supplemental Executive Retirement Plan (the "SERP") which, when added to any benefits payable to Mr. Eckert under all retirement plans of Mattel, will produce an aggregate annual pension payable at age 60 which is not less than 35% of the greater of (1) Mr. Eckert's final annual compensation or (2) $2.5 million (the "SERP Benefits"). In the event Mr. Eckert's employment is terminated prior to age 60 for any reason other than termination by Mattel for cause or resignation by Mr. Eckert without good reason, Mr. Eckert will be entitled to SERP Benefits which will be calculated according to the SERP. Additionally, in the event Mr. Eckert's employment is terminated prior to age 60 by Mattel for cause or Mr. Eckert resigns without good reason, the amount of SERP Benefits will be reduced by 3% for each full year during the period between such termination or resignation and Mr. Eckert's sixtieth birthday; and in the event such a termination or resignation occurs prior to the fifth anniversary of the commencement of Mr. Eckert's employment with Mattel, the amount of the SERP Benefits, as reduced under the preceding clause, will be further reduced by multiplying such amount by a fraction the numerator of which is the number of months Mr. Eckert was employed by Mattel and the denominator of which is 60. In the event Mr. Eckert's employment is terminated prior to age 60, Mr. Eckert may elect to begin to receive SERP Benefits prior to age 60, however such benefits will be subject to an additional reduction of 3% for each full year that SERP Benefits are commenced prior to age 60. In the event Mr. Eckert's employment is terminated as a result of a change of control of Mattel, the 3% discount for early commencement will be measured from age 55. In the event of Mr. Eckert's death before the SERP Benefits become payable, his wife will receive a survivor annuity for her life equal to 50% of the amount which would have been payable to Mr. Eckert if he had resigned for good reason on the date of his death and elected to commence his SERP Benefits immediately.

  The letter agreement provides for a grant to Mr. Eckert of options to purchase three million shares of Mattel common stock with an exercise price per option equal to $11.25, which was the fair market value of Mattel's common stock on May 16, 2000, the date Mr. Eckert began employment with Mattel. Twenty-five percent of the options granted to Mr. Eckert were immediately vested and exercisable and an additional twenty-five percent of such options will become vested and exercisable upon each of May 16, 2001, 2002 and 2003. The options were granted under the Mattel 1996 Stock Option Plan, as amended, and will expire ten years from the date of grant. The letter agreement also provides for a grant of 685,468 shares of restricted stock. The grant was made to compensate Mr. Eckert for a grant of restricted stock he forfeited by leaving Kraft Foods, Inc. On each of June 30, 2000, January 31, 2001, January 31, 2002 and June 30, 2008, twenty-five percent of the shares of restricted stock granted to Mr. Eckert will vest. Mr. Eckert will also be eligible to receive future grants under Mattel's stock option plans consistent with competitive pay practices generally and with awards made to other senior executives of Mattel. All equity-based grants to Mr. Eckert will fully vest upon a change of control of Mattel.

  Pursuant to the letter agreement, Mr. Eckert received a loan from Mattel on May 18, 2000, in the principal amount of $5.5 million, which is due and payable on or before May 19, 2003, with interest to accrue annually at 7% per annum. If Mr. Eckert's employment with Mattel is terminated for cause, or he resigns without good reason, prior to May 19, 2003, then the loan to Mr. Eckert will become due and payable, including interest accrued, 30 days after such termination date. If Mr. Eckert is employed by Mattel on May 18, 2003, or if his employment is terminated for any reason other than for cause by Mattel or by Mr. Eckert's resignation without good reason, the principal amount of the loan and all accrued unpaid interest will be forgiven. In addition, if the loan is forgiven and Mr. Eckert continues to be employed by Mattel on May 18, 2004, or a change of control occurs, then Mr. Eckert will be given an additional payment to fully reimburse him for all federal, state and local income taxes and employment taxes with respect to the forgiveness of the loan and with respect to such taxes. Such payment will also be made earlier if Mr. Eckert is required to pay taxes on such loan forgiveness before May 18, 2004, if Mr. Eckert is still employed by Mattel at such time. Mr. Eckert also received a signing bonus of approximately $2.8 million to compensate him for a management bonus he forfeited by leaving Kraft Foods, Inc.

  The letter agreement provides that if Mr. Eckert's employment is terminated by Mattel without cause or Mr. Eckert resigns for good reason, Mr. Eckert will receive severance benefits essentially comparable to those contained in the employment agreements of Mattel's other senior executives. The letter agreement provides that the terms "cause" and "good reason" will have the same meanings as in the employment agreements with Mattel's other senior executives, provided that the definition of good reason also includes delivery by Mattel of a notice discontinuing the automatic extension of the term of Mr. Eckert's employment. Further, in the event of a change of control of Mattel, Mr. Eckert will have the benefit of all elements of the change of control provisions contained in the employment agreements with Mattel's other senior executives, except to the extent the application thereof would reduce Mr. Eckert's rights or benefits as described in the letter agreement. If, with respect to payments or distributions in the nature of compensation (including accelerated vesting and exerciseability of stock options) made by Mattel due to a change of control, Mr. Eckert is subject to the payment of excise tax under Section 4999 of the Internal Revenue Code, Mattel will pay Mr. Eckert an additional amount so as to place him in the same after-tax position he would have been in had such excise tax not applied. For a summary of the terms of the employment agreements of Mattel's other senior executives see the section of the Proxy Statement titled "Employment and Severance Agreements--Employment Agreements with Adrienne Fontanella, Matthew Bousquette and Neil Friedman."

Other Employment Agreements

  The annual base salaries of three of Mattel's Named Executive Officers, Adrienne Fontanella, Matthew Bousquette and Neil Friedman, were recently raised to $850,000 each. In addition, Mattel has agreed to amend the employment agreements of those Named Executive Officers so that benefits under the SERP will be payable in the event of termination by Mattel without cause or by the executive for good reason if such termination occurs on or after the date such executive reaches age 52, rather than age 55. Mr. Friedman's employment agreement will also be amended to give him immediate credit for three additional years of service for purposes of establishing eligibility under the SERP.

  FOR FURTHER INFORMATION CONCERNING THE NOMINEES FOR ELECTION AS DIRECTOR OTHER THAN MR. ECKERT, THE OTHER PROPOSALS EXPECTED TO COME BEFORE THE ANNUAL MEETING, THE VOTING AND REVOCATION OF PROXIES AND A NUMBER OF OTHER MATTERS, YOU ARE URGED TO READ THE PROXY STATEMENT.

                                          By Order of the Board of Directors

                                          /s/ Robert Normile
                                          Robert Normile
                                          Secretary

El Segundo, California
May 25, 2000

                                  DETACH HERE

                                  MATTEL, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF STOCKHOLDERS JUNE 7, 2000


          RONALD M. LOEB, ROBERT NORMILE and JOHN L. VOGELSTEIN, or any of them, each with power of substitution, are hereby appointed proxies to represent and vote as designated hereon all shares of Common Stock of Mattel, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Mattel, Inc. to be held in the Manhattan Ballroom of the Manhattan Beach Marriott, 1400 Parkview Avenue, Manhattan Beach, California, on Wednesday, June 7, 2000, at 10:00 a.m. (Los Angeles time), or any adjournment or postponement thereof, with all powers the undersigned would possess if personally present.

     Election of all Directors listed below:
     Nominees:
     Eugene P. Beard, Dr. Harold Brown, Tully M. Friedman, Ronald M. Loeb, Andrea L. Rich, William D. Rollnick, Christopher A. Sinclair, John L. Vogelstein, Ralph V. Whitworth and Robert A. Eckert.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

[SEE REVERSE]  CONTINUED AND TO BE SIGNED ON REVERSE SIDE       [SEE REVERSE]
[    SIDE   ]                                                   [   SIDE    ]

                                  DETACH HERE

     Please mark
[_]  votes as in
     this example.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

------------------------------------
BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR PROPOSALS 1 AND 2
------------------------------------

1.  Election of directors (named on reverse).

            FOR                  WITHHELD
    [_]     ALL           [_]    FROM ALL
            NOMINEES             NOMINEES

                                           MARK HERE
                                           FOR ADDRESS [_]
                                           CHANGE AND
                                           NOTE BELOW

    [_]  ______________________________________________
          For all nominees except as noted above

2.  Ratification of the selection of PricewaterhouseCoopers LLP
    as Mattel, Inc.'s independent accountants for the year ending              FOR           AGAINST            ABSTAIN
    December 31, 2000.                                                         [_]             [_]                [_]

------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4, 5
AND 6
------------------------------------------------------------------

3.  Approval of stockholder proposal regarding                                 FOR           AGAINST            ABSTAIN
    certain reports by the Board of Directors.                                 [_]             [_]                [_]

4.  Approval of stockholder proposal regarding                                 FOR           AGAINST            ABSTAIN
    the Shareholder Rights Plan.                                               [_]             [_]                [_]

5.  Approval of stockholder proposal regarding                                 FOR           AGAINST            ABSTAIN
    the composition of the Board of Directors.                                 [_]             [_]                [_]

6.  Approval of stockholder proposal regarding                                 FOR           AGAINST            ABSTAIN
    management compensation.                                                   [_]             [_]                [_]

7.  TO CONSIDER AND ACT UPON SUCH OTHER BUSINESS OR PROPOSALS AS
    MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR
    POSTPONEMENT OF THE MEETING.

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                  Date:
          --------------------------------       -------------------------------
Signature:                                  Date:
          --------------------------------       -------------------------------

                                                                    May 25, 2000

             INFORMATION STATEMENT WITH RESPECT TO THE EXCHANGEABLE
              NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC.

TO:  HOLDERS OF EXCHANGEABLE NON-VOTING SHARES OF SOFTKEY
     SOFTWARE PRODUCTS INC.

  Enclosed with this Notice are supplemental proxy materials relating to Mattel, Inc. ("Mattel"), the parent company of Softkey Software Products Inc. ("SSPI"), in connection with Mattel's upcoming annual meeting of stockholders (the "Meeting") to be held in the Manhattan Ballroom of the Manhattan Beach Marriott, 1400 Parkview Avenue, Manhattan Beach, California, on Wednesday, June 7, 2000 at 10:00 a.m. (Los Angeles time). Proxy materials relating to Mattel have been provided to you and the enclosed supplemental proxy materials are being provided to you because, as a holder of SSPI's exchangeable non-voting shares ("Exchangeable Shares"), you have voting rights at stockholders' meetings of Mattel. Pursuant to certain orders or rulings issued by certain Canadian provincial securities commissions, Mattel is required to provide holders of Exchangeable Shares with all disclosure material furnished to holders of Mattel's common stock ("Mattel Common Stock") residing in the United States.

                ECONOMIC EQUIVALENCY OF EXCHANGEABLE SHARES AND
                              MATTEL COMMON STOCK

  The Exchangeable Shares provide holders thereof with a security of SSPI having economic and voting rights that are, as nearly as practicable, equivalent to those of 1.2 shares of Mattel Common Stock. In particular, Exchangeable Shares are: (a) entitled to dividends from SSPI payable at the same time as, and in the Canadian dollar equivalent of, dividends paid by Mattel on Mattel Common Stock multiplied by 1.2; (b) retractable at the option of the holder at any time for 1.2 shares of Mattel Common Stock; (c) entitled on the liquidation, dissolution or winding-up of SSPI to be exchanged for 1.2 shares of Mattel Common Stock; (d) entitled on the dissolution of Mattel to be exchanged for 1.2 shares of Mattel Common Stock; and (e) entitled to direct voting rights at stockholders' meetings of Mattel.

  As a result of the economic equivalency of the Exchangeable Shares and the Mattel Common Stock, holders of Exchangeable Shares effectively have a participating interest in Mattel, rather than SSPI. Accordingly, information respecting the financial condition and results of operations of SSPI would not be relevant to holders of Exchangeable Shares because the value of the Exchangeable Shares is dependent on the consolidated financial condition and results of operations of Mattel. To ensure that you receive meaningful disclosure respecting the nature of your investment, you are being provided with the same disclosure material that Mattel provides to holders of Mattel Common Stock.

                     RIGHT TO DIRECT VOTING AT MEETINGS OF
                              MATTEL STOCKHOLDERS

  As you are aware, CIBC Mellon Trust Company (the "Trustee") is entitled at the Meeting to cast a number of votes attaching to the single outstanding share of Special Voting Stock of Mattel equal to the number of shares of Mattel Common Stock for which the outstanding Exchangeable Shares on the record date of the Meeting (other than Exchangeable Shares held by Mattel and by entities controlled by Mattel) are exchangeable. These votes to be cast by the Trustee may only be exercised in accordance with the instructions of the holders of the Exchangeable Shares of SSPI. This information statement outlines the nature and extent of your right as a holder to instruct the Trustee and describes the process by which your instructions will be carried out.

  A form of direction (the "Direction") is enclosed with this information statement that will serve as your instructions to the Trustee. The Direction should be completed as soon as possible and returned to CIBC Mellon Trust Company either in the enclosed envelope or by mail to CIBC Mellon Trust Company, 200 Queens Quay East, Unit 6, Toronto, Ontario M5A 4K9. Please note that unless the Direction has been received by 5:00 p.m. (Toronto time) on Monday, June 5, 2000 (the "Filing Time"), your instructions will not be binding upon the Trustee and your voting rights will not be exercised.

  Each of you is entitled to attend the Meeting and to vote in person, or to designate a person who will attend the Meeting and vote on your behalf. These alternatives appear as items (B) and (C), respectively, on the Direction. If you choose one of these alternatives, you can instruct the Trustee to provide you (or the person designated by you) with a proxy card which will be delivered to you (or the person designated by you) at the Meeting by the Trustee's representatives upon the presentation of satisfactory identification. At the Meeting, you (or the person designated by you) will be entitled to cast 1.2 votes for each Exchangeable Share of SSPI held by you on the record date for the Meeting (and not subsequently disposed of), rounded down to the nearest whole number (the "Beneficiary Votes"), in respect of each matter to be voted on at the Meeting.

  Alternatively, you are entitled to instruct the Trustee to give a proxy card to a representative of Mattel who will exercise the Beneficiary Votes at the Meeting in accordance with your instructions. This alternative appears as item
(A) on the Direction. If you decide to proceed in this manner, you should complete items 1 through 6 on the Direction which represents the business to be considered and voted on at the Meeting.

  In addition to revocation in any manner permitted by law, you may revoke or amend your instructions by filing an instrument in writing executed by you, or by your attorney authorized in writing, and delivered to the office of the Trustee shown above at any time up to and including the Filing Time. Your instructions may also be revoked in person at the Meeting prior to 9:00 a.m. (Los Angeles time) on Wednesday, June 7, 2000 by submitting written revocation of your instructions and satisfactory identification to the Trustee's representatives. In the event that the Meeting is adjourned, your instructions may be revoked or amended at any time up to and including 5:00 p.m. (Toronto time) on the second business day prior to the day of any adjournment of the Meeting by delivering an instrument in writing to the office of the Trustee (in the manner described above), or your instructions may be revoked in person at any adjournment of the Meeting not less than one hour prior to the time of such adjourned meeting.

  Failure to comply with the foregoing will not affect your right to attend the Meeting, or any adjournment thereof, and to vote in person so long as satisfactory identification is presented to the Trustee's representatives.

                                  MATTEL, INC.

                               ----------------

                DIRECTION TO BE GIVEN BY HOLDERS OF EXCHANGEABLE
              NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC.

                               ----------------

                DIRECTION FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                OF MATTEL, INC.

  The undersigned, having read the Notice of Annual Meeting of Stockholders (the "Meeting") of Mattel, Inc., a Delaware corporation ("Mattel"), to be held in the Manhattan Ballroom of the Manhattan Beach Marriot, 1400 Parkview Avenue, Manhattan Beach, California, on Wednesday, June 7, 2000 at 10:00 a.m.
(Los Angeles time), the Proxy Statement and the Information Statement dated April 28, 2000, the Supplement to Proxy Statement and Information Statement dated May 25, 2000, receipt of which are hereby acknowledged, DOES HEREBY INSTRUCT AND DIRECT CIBC MELLON TRUST COMPANY (THE "TRUSTEE"), pursuant to the provisions of the Voting and Exchange Trust Agreement dated February 4, 1994, as supplemented and amended by the Voting and Exchange Trust Supplement dated as of May 13, 1999 among Mattel, Softkey Software Products Inc., The Learning Company, Inc. and the Trustee (collectively, the "Agreement") as follows:

                       (PLEASE SELECT ONE OF A, B OR C.)

A. [_] Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of Mattel or otherwise, the Beneficiary Votes (as defined in the Agreement) to which the undersigned is entitled at the Meeting, or any adjournment or postponement thereof as follows:

    (PLEASE COMPLETE THE FOLLOWING ONLY IF YOU HAVE SELECTED ALTERNATIVE A.)

    1. To elect Eugene P. Beard, Dr. Harold Brown, Tully M. Friedman, Ronald M. Loeb, Andrea L. Rich, William D. Rollnick, Christopher A. Sinclair, John
       L. Vogelstein, Ralph V. Whitworth and Robert A. Eckert as directors for a one-year term. If any such nominees should be unavailable, the proxies and each or any of them may vote for substitute nominees at their discretion.

          [_] FOR ALL NOMINEES    [_] WITHHELD FROM ALL NOMINEES

          [_]
             --------------------------------------------
             For all nominees except as noted above.

  2. Ratification of the selection of PricewaterhouseCoopers LLP as Mattel's independent accountants for the year ending December 31, 2000.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4, 5 AND 6

  3. Approval of stockholder proposal regarding certain reports by the Board of Directors.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  4. Approval of stockholder proposal regarding the Shareholder Rights Plan.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  5. Approval of stockholder proposal regarding the composition of the Board of Directors.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  6.   Approval of stockholder proposal regarding management compensation.

                    [_] FOR    [_] AGAINST     [_] ABSTAIN

  7. To consider and act upon such other business or proposals as may properly come before the Meeting or any adjournment or postponement of the Meeting.

(PLEASE NOTE: THE TRUSTEE WILL VOTE AS DIRECTED BUT IN THE ABSENCE OF ANY SUCH DIRECTION, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR ITEMS 1 AND 2 ABOVE, AGAINST ITEMS 3, 4, 5 AND 6 ABOVE, AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, TO VOTE IN ITS DISCRETION.)

    (PLEASE GO DIRECTLY TO THE SIGNATURE LINE AT THE BOTTOM OF THIS PAGE.)

B. [_] Deliver a proxy card to the undersigned at the Meeting, with respect to all Exchangeable Non-Voting Shares of Softkey Software Products Inc. held of record by the undersigned on the record date for the Meeting (and not subsequently disposed of) (the "Exchangeable Shares") so that the undersigned may exercise personally the Beneficiary Votes (as defined in the Agreement) to which the undersigned is entitled at the Meeting, or any adjournment or postponement thereof.

(IF YOU HAVE SELECTED ALTERNATIVE B, GO DIRECTLY TO THE SIGNATURE LINE AT THE END OF THIS DIRECTION.)

C. [_] Deliver a proxy card to______________________________ as the designee of the undersigned to attend and act for and on behalf of the undersigned at the Meeting, with respect to the Exchangeable Shares, with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the Beneficiary Votes (as defined in the Agreement) to which the undersigned is entitled at the Meeting, or any adjournment or postponement thereof.

(IF YOU HAVE SELECTED ALTERNATIVE C, GO DIRECTLY TO THE SIGNATURE LINE AT THE END OF THIS DIRECTION.)

                                          Please sign exactly as your name
                                          appears hereon. Joint owners should
                                          each sign. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such.

                                          Signature: __________________________

                                          Date: _______________________________

                                          Signature: __________________________

                                          Date: _______________________________